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                                                                       Exhibit 4

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

NUMBER                                                                    SHARES


                         STRATTON SMALL-CAP YIELD FUND
                     A SERIES OF THE STRATTON FUNDS, INC.
                                                                 CUSIP 863137105
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
This certifies that



is the owner of

fully paid and non-assessable shares of the common stock of the par value $0.001 each of STRATTON SMALL-CAP FUND, a series of THE STRATTON FUNDS, INC., transferable only on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed.

This Certificate and the shares represented hereby are subject to the laws of the State of Maryland and to the provisions of the certificate of incorporation and by-laws of the Corporation as from time to time amended. This Certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


     /S/Patricia L. Sloan                      /S/ Frank H. Reichel III
     Patricia L. Sloan                         Frank H. Reichel III
     SECRETARY                                 PRESIDENT


          THE STRATON FUNDS, INC.
                   SEAL
                   1993
                 MARYLAND
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM- as tenants in common           UNIF GIFT MIN ACT- Custodian
    TEN ENT- as tenants by the entireties         (Cust)   (Minor)
    JT TEN- As joint tenants with right of        under Uniform Gifts to Minors
            survivorship and not as tenants       Act
            in common                             (State)


    Additional abbreviations may also be used though not in the list above.

For value received ____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________  shares of the capital stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint

______________________________________________________ Attorney

so transfer the said stock on the books of the within named

Corporation with full power of such substitution in the premises.

Dated  ________________________________________________



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.